SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement            [ ]  Confidential, for Use of the
[X] Definitive proxy statement                  Commission only (as permitted
[ ] Definitive additional materials             by Rule 14a-6(c)(2))
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 QPQ CORPORATION
                (Name of Registrant as Specified in Its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):
[ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:


(2) Aggregate number of securities to which transactions apply:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


(4) Proposed maximum aggregate value of transaction:


(5) Total Fee Paid:

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:


(2) Form, schedule or registration statement no.:


(3) Filing party:


(4) Date Filed:

                                 QPQ CORPORATION

            1000 LINCOLN ROAD, SUITE 206, MIAMI BEACH, FLORIDA 33139
                               -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 19, 1996
                               -------------------

To the Shareholders
of QPQ Corporation:

        NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Shareholders (the "Annual Meeting") of QPQ Corporation, a Florida corporation (the "Company"), will be held at 9:00 a.m., local time, on Monday, August 19, 1996, at the Cheeca Lodge in Islamorada, Florida for the following purposes:

        (1) To elect three members to the Company's Board of Directors to hold office until the Company's 1997 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

        (2) To consider and vote upon a proposal to increase the number of authorized shares of the Company's common stock, par value $.01 per share (the "Common Stock"), from 10,000,000 to 100,000,000 shares by amending the Company's Articles of Incorporation; and

        (3) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on July 19, 1996 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                  By Order of the Board of Directors

                                  MITCHELL RUBINSON
                                  CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                                  OFFICER AND PRESIDENT

Miami Beach, Florida
July 24, 1996

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1996 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                 QPQ CORPORATION
                              ---------------------

                                 PROXY STATEMENT
                              ---------------------


        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of QPQ Corporation, a Florida corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the 1996 Annual Meeting of Shareholders of the Company to be held at 9:00 a.m., local time, on Monday, August 19, 1996, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

        The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is July 24, 1996. Shareholders should review the information provided herein in conjunction with the Company's 1995 Annual Report on Forms 10-KSB and 10-KSB/A, which accompanies this Proxy Statement. The Company's principal executive offices are located at 1000 Lincoln Road, Suite 206, Miami Beach, Florida 33139, and its telephone number is (305) 674-8115.


                          INFORMATION CONCERNING PROXY

        The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

        The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.


                             PURPOSES OF THE MEETING

        At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

        (1) The election of three members to the Company's Board of Directors to serve until the Company's 1997 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

        (2) A proposal to increase the number of authorized shares of the Company's Common Stock from 10,000,000 to 100,000,000 shares by amending the Company's Articles of Incorporation; and

        (3) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

        Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted for (a) the election of the three nominees for director named below and (b) in favor of all other proposals described in this Proxy Statement. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.


                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

        The Board of Directors has set the close of business on July 19, 1996 as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 7,220,000 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

        The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The proposal to approve the increase in the number of authorized shares of Common Stock to 100,000,000 and any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted in opposition to the matter, unless such matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or Bylaws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

        Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

        A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and other matters addressed at the Annual Meeting. Any such shares which are not represented at the Annual Meeting either in person or by proxy will not be considered as shares present at the Annual Meeting, and will not be considered to have cast votes on any matters addressed at the Annual Meeting.

                               SECURITY OWNERSHIP

        The following table sets forth, as of July 19, 1996, the number of shares of Common Stock of the Company which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director, (iii) the Company's Chief Executive Officer (the "Named Executive Officer") and (iv) all directors and executive officers of the Company as a group:

                                                                             PERCENTAGE OF
            NAME AND ADDRESS OF                   AMOUNT AND NATURE OF        OUTSTANDING
            BENEFICIAL OWNER(1)                 BENEFICIAL OWNERSHIP(2)     SHARES OWNED(2)
- ------------------------------------------      -----------------------     ---------------
CompScript, Inc...........................            1,125,000                 15.58%

Marilyn Rubinson..........................            1,155,000(3)              16.00%

Mitchell Rubinson.........................            1,832,000(4)              25.37%

Nigel Norton..............................            1,100,000(5)              15.24%

Dr. Mark Rabinowitz.......................              169,000(6)               2.34%

Dr. Kenneth Favero........................                   -0-                   *

All directors and executive officers as
   a group (four persons).................            2,001,000(7)              25.71%

- ------------------------------
*Less than 1%.


(1) Unless otherwise indicated, the address of each of the beneficial owners identified is 1000 Lincoln Road, Suite 206, Miami Beach, Florida 33139. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date of this Proxy Statement have been exercised. As of July 19, 1996, there were 7,220,000 shares of Common Stock outstanding.
(3) Such figure includes warrants to purchase 50,000 shares of Common Stock at an exercise price of $6.60 per share. Ms. Rubinson's address is 11111 Biscayne Blvd., Jockey Club, Tower II, Apt. 1425, Miami, Florida 33181. Ms. Rubinson is the mother of Mr. Rubinson.
(4) Such figure includes options to purchase 100,000 shares of Common Stock pursuant to the Company's 1993 Stock Option Plan (Amended) (the "Stock Option Plan") that are immediately exercisable at an exercise price of $0.69 per share. Such figure includes options to purchase 100,000 shares of Common Stock pursuant to the Stock Option Plan that are immediately exercisable at an exercise price of $1.5625. Such figure includes 39,500 shares of Common Stock owned by Mr. Rubinson's wife. Such figure does not include shares of the Company's Common Stock beneficially owned by Mr. Rubinson's parents or children. Mr. Rubinson disclaims beneficial ownership of the shares owned by his immediate family members.
(5) Mr. Norton's address is La Roccabella, 24 Avenue Princesse Grace, MC 98000 Monaco. Mr. Norton is the brother-in-law of Mitchell Rubinson. Such figure does not include shares of the Company's Common Stock beneficially owned by Mr. Norton's wife or children. Mr. Norton disclaims beneficial ownership of the shares owned by his immediate family members.
(6) Such figure includes options to purchase 100,000 shares of Common Stock pursuant to the Stock Option Plan that are immediately exercisable at an exercise price of $1.5625. Such figure includes warrants to purchase 22,000 shares of Common Stock at an exercise price of $6.00.
(7)     See Notes (4)  and (6).

POSSIBLE CHANGES IN CONTROL OF THE COMPANY

        Until April 26, 1996, Mitchell Rubinson controlled Capital Brands and, through Capital Brands and certain direct shareholdings, the Company. However, due to changes in the capitalization of the Company and Capital Brands, Mitchell Rubinson has ceased to control Capital Brands and may possibly lose control of the Company.

        Pursuant to the terms and conditions of a share Exchange Agreement with CompScript, Inc. and certain CompScript shareholders, the shareholders agreed to sell the CompScript Shares to Capital Brands in exchange (the "Share Exchange") for shares of Capital Brands Common Stock. As a result of the Share Exchange, Shareholders of CompScript own approximately 75% of the issued and outstanding Capital Brands Common Stock. In connection with the Share Exchange Capital Brands transferred 250,000 shares of Common Stock to Mitchell Rubinson. in satisfaction of amounts and to Mr. Rubinson under an Employment Agreement with Capital Brands.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been complied with.


                         ELECTION OF DIRECTORS; NOMINEES

        The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors within the limits specified by the Company's Articles of Incorporation. The Board of Directors has fixed at three the number of directors that will constitute the Board for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 1997 Annual Meeting of Shareholders or when his successor has been duly elected and qualified.

        The Company has nominated each of Mitchell Rubinson, Dr. Kenneth Favero, and Dr. Mark Rabinowitz to be elected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

        The directors, nominees for director and executive officers of the Company are as follows:


          NAME                  AGE              POSITION
- --------------------------    -------    -----------------------------------

Mitchell Rubinson.........     49        Chairman of the Board, Chief
                                         Executive Officer, Chief Operating
                                         Officer and President


Dr. Mark Rabinowitz.......     48        Director, Vice Chairman

          NAME                 AGE              POSITION
- --------------------------    -------    -----------------------------------

Leon Blumenthal...........     56       Chief Operating Officer and
                                        General Manager of Pizza King
                                        Polska, Sp.zo.o.

Dr. Kenneth Favero........     49       Director, Chief Operating Officer
                                        of QPQ Medical Weight Loss
                                        Centers, Inc.


        MITCHELL RUBINSON has served as the Chairman of the Board, Chief Executive Officer and President of the Company since its inception in July 1993 and has served as the Chief Operating Officer of the Company since October 1995. Mr. Rubinson has served as the Chairman of the Board, Chief Executive Officer and President of Capital Brands since March 1988 and was Capital Brands' Treasurer from March 1992 to April 1993. Capital Brands, a publicly traded company, searches for, investigates, and attempts to secure and develop business concepts. Capital Brands has been involved in the development of the business concepts of the Company, IFFC, QPQ Medical Weight Loss Centers, Inc. ("QPQ Medical"), FCI and International Hotel Corporation ("IHC"). Mr. Rubinson has been the Chairman of the Board, Chief Executive Officer and President of IFFC, a minority owned subsidiary of Capital Brands and a publicly traded corporation, since its incorporation in December 1991, and was the Treasurer of IFFC from December 1991 to February 1993. IFFC is the exclusive developer and operator, subject to certain restrictions and site exceptions, of Burger King restaurants in Poland. Mr. Rubinson has served as the Chairman of the Board, Chief Executive Officer and President of QPQ Medical since September 1995. QPQ Medical, a wholly owned subsidiary of QPQ, develops and operates centers which provide medically supervised weight loss programs in South Florida. Mr. Rubinson has served as the Chairman of the Board, Chief Executive Officer and President of FCI since June 1994. FCI, a wholly-owned subsidiary of Capital Brands, develops and operates chicken shops in South Florida. Mr. Rubinson has been the Chairman of the Board, Chief Executive Officer and President of IHC, a majority-owned subsidiary of Capital Brands, since January 1994. IHC previously held the exclusive right to develop and operate Holiday Inn Express Hotels in Poland. Mr. Rubinson has served as Chairman of the Board, Chief Executive Officer and President of Integrated Equities, Inc., a privately held corporation that provides financial services, since July 1990. Since October 1995 Mr. Rubinson has been a principal shareholder of and has served as a director and the secretary of Weight Loss Associates, Inc. ("WLA"). WLA has developed and licenses to QPQ Medical a weight loss system.

        LEON BLUMENTHAL has served as the Chief Operating Officer and General Manager of Pizza King Polska, Sp.zo.o., a wholly owned subsidiary of the Company that operates the Company's Domino's store business, since March 1995. Mr. Blumenthal has served as the Senior Vice President, Chief Operating Officer and General Manager of IFFC since March 1995. Mr. Blumenthal's appointment as General Manager is subject to the final approval of BKC. Mr. Blumenthal served as General Manager of Hanna Holding Fast Foods from January 1991 to March 1994. As General Manager, Mr. Blumenthal was responsible for the operation of 20 Burger King restaurants within Denmark, Sweden and Norway. From 1986 to 1990, Mr. Blumenthal owned and operated two franchised restaurants of C. & M. Foods, Inc., d/b/a Bojangles Chicken & Biscuits in Lilburn, Georgia. From 1968 to 1982, Mr. Blumenthal served as the Director of European Operations for the Burger King Corporation.

        DR. MARK RABINOWITZ has served a director of the Company since January 1996. Dr. Rabinowitz has also served as a director of IFFC since January, 1996. Since 1983 Dr. Rabinowitz' principal occupations have been serving as a medical doctor for and the Vice President of Jose E. Gilbert and Mark Rabinowitz MDS, P.A. and serving as a medical doctor for and the President of Women's Centre for Health, Inc. Since October 1995 Dr. Rabinowitz has been a principal shareholder of and served as a director and the president of WLA.

        DR. KENNETH FAVERO has served as the Chief Operating Officer of QPQ Medical since November 1995 and as a Director since July 1996. From 1988 until July, 1995 Dr. Favero served as the associate administrator of a privately held medical practice group, Melbourne Internal Medicine Associates ("MIMA"). As the associate administrator, Dr. Favero assisted in the growth and restructuring of MIMA from 18 medical doctors, all of which were internal medicine subspecialists providing services from one facility, to 44 medical doctors, comprised equally of primary care physicians and internal medicine subspecialists, providing services from four facilities. Dr. Favero also served as the director of ancillary services and as member of the budget, managed care, medical records and quality assurance committees of Medical Associates. Dr. Favero is board certified as a clinical laboratory director by the American Board of Bioanalysis.

        The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board. The Company reimburses all directors for their expenses in connection with their activities as directors of the Company. The directors make themselves available to consult with the Company's management. Directors of the Company who are also employees of the Company do not receive additional compensation for their services as directors.

        The Company has agreed for a period expiring September 21, 1996, if requested by Reich & Co., Inc., the underwriter of the Company's initial public offering ("Reich"), to use its best efforts to cause an individual selected by Reich to be elected to the Company's Board of Directors. The Company will also permit a representative of Reich to be present at all meetings of the Company's Board of Directors. Such representative will be entitled to the same notices and communications sent by the Company to its Directors and to attend Directors' meetings, but will not be entitled to vote thereat. Reich has not selected any such designee or representative as of the date of this Proxy Statement.

        Under the terms of the Domino's Development Agreement, dated June 11, 1993, between QPQ and Domino's, Inc., the Company and Capital Brands have agreed with Domino's to use their best efforts to elect Mr. Rubinson as an officer and director of the Company until 2003.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        During the fiscal year ended December 31, 1995, the Company's Board of Directors took action eleven times by unanimous written consent. The Board does not presently have a stock option, audit, nomination or similar committee.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth the aggregate compensation paid to the Company's Named Executive Officer. None of the Company's other executive officers total annual salary and bonus for the year ended December 31, 1995 was $100,000 or more.

                                                                      LONG TERM
                                       ANNUAL COMPENSATION(1)       COMPENSATION
                                      ------------------------      -------------
                                                     OTHER             NUMBER OF
                              FISCAL                 ANNUAL             OPTIONS       ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR      SALARY      COMPENSATION      GRANTED(2)     COMPENSATION
- ---------------------------   ------  -----------   ------------     -------------  --------------
Mitchell Rubinson,             1995     $141,551       $   0          100,000(3)          -
Chief Executive Officer        1994     $128,365       $   0                0(4)          -
                               1993      $35,907       $   0          100,000(5)          -

- ------------------------------

(1) The columns for "Bonus", "Restricted Stock Awards" and "LTIP Payments" have been omitted because there is no compensation required to be reported in such columns.
(2) See "Aggregated Fiscal Year-end Option Value Table" and "Option Repricings" for additional information concerning options granted.
(3) Represents an option granted to purchase 100,000 shares of Common Stock at an exercise price of $1.5625
(4) As of March 7, 1995 each of the options held by Mr. Rubinson was amended to reduce the stated exercise price therein to the fair market value of the Common Stock on such date ($0.69). See "Option Repricings."
(5) Represents an option granted to purchase 100,000 shares Common Stock at an exercise price of $6.00 per share.


EMPLOYMENT AGREEMENTS

        The Company entered into an employment agreement with Mitchell Rubinson, effective July 23, 1993, which provides that he will serve as Chairman of the Board, Chief Executive Officer and President for an initial term of three years, commencing on September 22, 1993, which the Company may extend for up to two additional years. His annual salary for the second year was $137,500, subject to annual ten percent increases. Additionally, Mr. Rubinson is entitled to receive an annual incentive bonus in the amount of 2.5% of the Company's net income after tax. Pursuant to his employment agreement, Mr. Rubinson is required to devote such portion of his business time to the Company as may be reasonably required by the Company's Board of Directors, subject to his other business interests. Mr. Rubinson's employment agreement with the Company provides that he is entitled to six weeks of paid vacation a year. As of March 31, 1995, Mr. Rubinson's employment agreement with the Company was amended to provide that for each day of vacation that Mr. Rubinson elects not to take, the Company shall pay him an amount of money equal to the quotient of his then current annual salary divided by 260.

        Mr. Rubinson's employment agreement requires that he not compete or engage in a business competitive with the Company's business for the term of the agreement and for one year thereafter. Mr. Rubinson's employment agreement provides for a payment of $125,000 in the event his employment is terminated by reason of his death or disability and a severance payment of twice the minimum annual salary then in effect, plus the incentive bonus paid in the prior year, in the event his employment is terminated by the Company without cause. Mr. Rubinson's employment agreement does not provide for a severance payment in the event his employment is terminated for cause.

        From July 1993 until March 7, 1995, Mr. Jakowicz served the Company as its Senior Vice President and Chief Operating Officer pursuant to an employment agreement. As of March 7, 1995, Mr. Jakowicz resigned from his positions as an officer and a director of the Company, the Company granted Mr. Jakowicz a termination package valued at approximately $38,000 and Mr. Jakowicz's employment agreement with the Company was canceled.

AGGREGATED FISCAL YEAR-END OPTION VALUE TABLE

        The following table sets forth certain information concerning unexercised stock options held by the Named Executive Officer as of December 31, 1995. No stock options were exercised by the Named Executive Officer during the period ended December 31, 1995. No stock appreciation rights were granted or are outstanding.



                              NUMBER OF UNEXERCISED OPTIONS       VALUE OF UNEXERCISED IN-THE-MONEY
                                HELD AT DECEMBER 31, 1995          OPTIONS AT DECEMBER 31, 1995(1)
                             --------------------------------   --------------------------------------

          NAME                 EXERCISABLE      UNEXERCISABLE        EXERCISABLE         UNEXERCISABLE
- --------------------------   ---------------   --------------   ---------------------   --------------
Mitchell Rubinson                200,000              0               $149,750                $0

- --------------------

(1) The average of the high ask and low bid quotations for the Company's Common Stock as reported by NASDAQ on December 31, 1995 was $1.875 and the closing bid quotation for the Company's Common Stock as reported by THE WALL STREET JOURNAL on July 16, 1996 was $2.00.


OPTION REPRICINGS

        Since the Company's inception, the Company has issued, pursuant to the terms of the Company's Stock Option Plan and Directors Plan, a number of stock options to directors, executive officers and key employees. As of March 7, 1995, the exercise price of each of the outstanding stock options granted by the Company was higher than the fair market value of the Common Stock underlying the options. In an effort to provide the holders of the stock options an additional incentive to use their best efforts on behalf of the Company, as of March 7, 1995, each of the stock option agreements between the Company and Mitchell Rubinson and Stephen R. Groth, the Company's former Chief Financial Officer, was amended to reduce the exercise price stated therein to the fair market value of the underlying Common Stock on such date ($0.69). See "SECURITY OWNERSHIP" for more information regarding the options granted to Mitchell Rubinson. In July 1996, Mr. Groth agreed to a cancellation of all options held by him in consideration of a $25,000 payment.


                              CERTAIN TRANSACTIONS

SHARED FACILITIES

        The Company has shared with IFFC and Capital Brands the use and cost of office space, Suites 200, 206 and 210 at 1000 Lincoln Road, Miami, Florida. With respect to Suite 200, the Company, IFFC and Capital Brands were ultimately responsible for $0, $10,274 and $2,400, respectively, of the lease payments made in the year ended December 31, 1995 and $0, $10,302, and $1,200, respectively, of the lease payments made in the year ended December 31, 1994. With respect to Suite 206, the Company, IFFC and Capital Brands were ultimately responsible for $756, $0, and $8,829, respectively, of the lease payments made in the year ended December 31, 1995 and $532.50, $0 and $2,662.50, respectively, of the lease payment made in the year ended December 31, 1994. With respect to Suite 210, the Company was solely responsible for the $9,585 and $3,195 in total lease payments made during the year ended December 31, 1995 and December 31, 1994, respectively. The Company, as a result of the Share Exchange with CompScript, Inc., terminated the agreement as to Capital Brands and subsequently the agreement was terminated with IFFC in June 1996.



        The Company operates a Domino's pizza store ("Domino's Store") adjacent to a Burger King restaurant operated by IFFC in Poland. They each have their own counter service and kitchen area, but share a seating space. The Company and IFFC are jointly and severally liable for, and costs are allocated between the companies with respect to, the leasehold payments for the site.

BUSINESS OPPORTUNITIES

        Mitchell Rubinson serves as the Chairman of the Board, Chief Executive Officer and President of the Company and IFFC. In order to limit possible future conflicts of interest, IFFC and the Company have agreed that the Company will not engage in hamburger fast-food operations and IFFC will not engage in pizza fast-food operations.

PRIVATE OFFERING

        As of December 31, 1994, the Company had working capital of $1,085,490. After discussions with the Company in March 1995, the Company's accountants advised the Company that if the Company was unable to obtain additional funds they would have substantial doubt as to the Company's ability to operate as a going concern. After considering various alternatives and factors, including the market price of the Common Stock, its trading volume and various time constraints, the Board of Directors of the Company authorized a private offering of up to 4,000,000 shares of Common Stock. As of March 30, 1995, IPC sold in a private offering (the "Private Offering") 3,400,000 shares of restricted Common Stock, 1,000,000 shares to each of Mitchell Rubinson, Marilyn Rubinson and Nigel Nortan and 400,000 shares to an unaffiliated third party. Marilyn Rubinson, the mother of Mr. Rubinson, Nigel Norton, the brother-in-law of Mr. Rubinson and Ms. Kasdin have each taken the position that they have not entered into any contracts, arrangements or understanding with Mr. Rubinson with respect to control of the Company. In July 1996, QPQ sold in a private offering 1,195,000 shares of Restricted Common Stock including 200,000 shares to Mitchell Robinson, 100,000 shares to Nigel Norton, 25,000 shares to Dr. Mark Rabinowitz, 50,000 shares to each of Mr. Robinson's children and 100,000 shares each to Glenna Kasdin as Trustee for her children. Ms. Kasdin is Mr. Norton's wife and Mr. Rubinson's sister. See "SECURITY OWNERSHIP - Possible Changes in Control of the Company."

CONSULTING AGREEMENT

        On July 25, 1993 the Company entered into a three year consulting agreement (the "Consulting Agreement") with IFFC. Under the terms of such agreement, IFFC is to assist the Company generally with operational and administrative matters. Pursuant to the Consulting Agreement, as amended on July 27, 1994 and January 1, 1995, IFFC will provide to the Company: (1) the services of IFFC's Chief Financial Officer for not more than 30% of his business time;
(2) the services of IFFC's Controller for not more than 30% of each of his business time; and (3) the services of managerial, general office and staff personnel of IFFC. In exchange for such services, the Company is required to pay
IFFC: (1) 30% of all compensation and benefits provided by IFFC to its Chief Financial Officer; (2) 27.5% of all compensation and benefits provided by IFFC to its Controller; and (3) all costs and expenses incurred by IFFC in connection with the services rendered pursuant to the Consulting Agreement. For the fiscal years ended December 31, 1995 and December 31, 1994, the Company's payments to IFFC pursuant to the terms of the Consulting Agreement aggregated to $218,742 and $395,020, respectively. The Company terminated the agreement with IFFC in June 1996. In connection with the signing of the Consulting Agreement, the Company granted IFFC an option to purchase up to 250,000 shares of the Company's Common Stock at an exercise price of $6.00 per share, this option was also terminated in June 1996 for a $10,000 cash payment.

        In April 1995 IFFC's majority-owned subsidiary (85%), IFFP, entered into a consulting agreement (the "Subsidiary Consulting Agreement") with the wholly-owned subsidiary of QPQ, Pizza King Polska, pursuant to which IFFP has agreed to provide Pizza King Polska with all general staff and administrative support required by Pizza King Polska to operate its Domino's Store business. The services of Leon Blumenthal have been made available to Pizza King Polska and QPQ pursuant to the Subsidiary Consulting Agreement. In exchange for such services, IFFP receives from Pizza King Polska a sum equivalent to 10% of Pizza King Polska's sales and a reimbursement of expenses. In the year ended December 31, 1995 Pizza King Polska's payments to IFFP pursuant to the terms of the Subsidiary Consulting Agreement aggregated to $116,723.

LICENSE AGREEMENT

        As of November 9, 1995 QPQ Medical entered into a license agreement (the "License Agreement") with Weight Loss Associates, Inc. ("Weight Loss Associates"), a corporation owned by Dr. Rabinowitz, a director of QPQ, and Mr. Rubinson, QPQ's Chairman of the Board, Chief Executive Officer and President, pursuant to which QPQ Medical has acquired the exclusive rights subject to certain restrictions, to use and sublicense a weight loss system and certain proprietary marks developed by Weight Loss Associates. The weight loss system (the "Program") integrates systems and routines of nutrition management, exercise and prescribed medication.

        Under the License Agreement, Weight Loss Associates is required to assist QPQ Medical in developing and operating the Weight Loss Centers and other businesses (collectively, the "Weight Loss Business") that utilize the Program, which assistance includes, but is not limited to, the following: providing to QPQ Medical the Program; providing to QPQ Medical the information necessary to prepare operations and marketing materials which describe how the Program should be implemented; providing to QPQ Medical information necessary to prepare a comprehensive business plan with respect to the Program; providing to QPQ Medical any assistance or information reasonably deemed necessary or desirable by QPQ Medical in connection with any of its efforts to secure financing for the Business; providing any assistance or information reasonably deemed necessary or desirable by QPQ Medical in connection with any of his efforts to sub-license the Program and/or Marks; providing to QPQ Medical in connection with any of its efforts to (i) obtain any governmental license, authorization, permits, consent or approval with respect to use of the Program and/or Marks, and (ii) respond to any governmental authority inquiries with respect to the Business; providing to QPQ Medical technical advice regarding the development and marketing of the Business; and continuing to use its best efforts to develop and/or enhance the value of the Business and Program.

        Weight Loss Associates is also responsible for the establishment of all protocols to be followed in connection with the implementation of the Program by QPQ Medical. Subject to Weight Loss Associates' consent otherwise, QPQ Medical is prohibited from overriding, modifying or otherwise causing non-conformity with such protocols established by Weight Loss Associates in connection with the implementation of the Program.

        QPQ Medical shall pay Weight Loss Associates, Inc., as royalties for the license of the Program, (i) a percentage of QPQ Medical's "Operating Profit" from each of its product lines associated weight loss, and (ii) a percentage of QPQ Medical's "Extraordinary Gain" from certain events. Payments shall be made in arrears not later that the twentieth day of each month. For purposes of the License Agreement, Operating Profit is generally defined in accordance with Statement of Financial Accounting Standards No. ^ 14 but excludes royalties payable to Weight Loss Associates and certain other items. For purposes of the License Agreement, "Extraordinary Gain" is defined to include the gain associated with the events described in APB Opinion No. ^ 30, including: (a) the disposal of a business segment, (b) extraordinary items, and (c) unusual or infrequent items. The calculation of an Extraordinary Gain is made in accordance with APB Opinion No. 30 and generally accepted accounting principles, with the following modifications: (a) Extraordinary Gain is computed without reduction or allowance for events which give rise to a negative Extraordinary Gain, (b) Extraordinary Gain is computed without reduction or allowance for federal or state income taxes, and (c) in computing Extraordinary Gain, estimated Operating Profit or negative Operating Profit between "measurement date" and the "disposal date" (as such terms are defined in APB Opinion No. 30) do not enter into the computation of Extraordinary Gain. The License Agreement also provides that Weight Loss Associates and its employees, officers or directors are entitled to reimbursement from QPQ Medical for ordinary and necessary out-of-pocket expenses incurred by them in the course of performing their duties under the License Agreement. QPQ Medical will be required to make payments to Weight Loss Associates even if QPQ medical fails to develop the system into a profitable business concept.

                PROPOSAL TO APPROVE THE INCREASE OF THE NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

        The Company's Board of Directors has proposed an amendment to Article III of the Company's Articles of Incorporation that would increase the number of authorized shares of the Company Common Stock from 10,000,000 to 100,000,000 shares. The adoption of the amendment requires approval of the amendment by the Company's shareholders.

        The Board of Directors is empowered to authorize the issuance of Common Stock.

        As of July 19, 1996 the Company had 7,220,000 shares of Common Stock issued and outstanding and 2,683,910 shares of Common Stock reserved for issuance, including: (i) 1,405,660 shares of Common Stock reserved for issuance upon the exercise of publicly traded warrants (exercise price of $6.60 per share); (ii) 38,250 shares of Common Stock reserved for issuance upon the exercise of underwriter warrants (exercise price of .25 per share); (iii) 125,000 shares of Common Stock reserved for issuance upon the exercise of warrants underlying warrants (exercise price of $9.00 per share; exercise price of $.145 per Warrant); (iv) 115,000 shares of Common Stock reserved for issuance upon the exercise of warrants (exercise price of $.875); (v) 597,500 shares of Common Stock reserved for issuance upon the exercise of outstanding options under the Company's stock option plans; and (vi) 402,500 shares of Common Stock reserved for issuance upon the exercise of options available for future grant under the Company's stock option plans. Accordingly, the Company has only 96,090 shares of Common Stock authorized for future issuance or reservation. If this proposal is approved, approximately 90,096,090 shares of Common Stock will be available for future issuance or reservation.

        The Board of Directors believes that it is in the best interest of the Company to increase the authorized number of shares of Common Stock to 100,000,000 so that there will be a substantial number of authorized but unissued shares of Common Stock available for issuance from time to time, in the discretion of the Board, and in such shareholder approval except as may be required by applicable laws, rules and regulations. The Board of Directors believes that, although no future transactions involving the issuance of Common Stock are presently contemplated, the increase in the authorized number of shares of the Company's Common Stock will give the Company added flexibility to act in the future with respect to equity offerings, acquisitions, financing programs, stock dividends or splits, corporate planning and other corporate transactions without delay and expense of shareholder action each time an opportunity requiring the issuance of shares may arise. The then current holders of the Company's Common Stock may experience dilution if the Company decides to issue additional shares of Common Stock. No holder of the Company's Common Stock has any preemptive right to subscribe for any securities of the Company.

        In addition to such corporate purposes, an increase in the number of authorized shares of Common Stock could be used to make more difficult a change in control of the Company. Under certain circumstances the Board of Directors could create impediments to, or frustrate persons seeking to effect, a takeover or transfer of control of the Company by causing such shares to be issued to a holder or holders who might side with the Board in opposing a takeover bid that the Board of Directors determines is not in the best interest of the Company and its shareholders. Furthermore, the existence of such additional authorized shares of Common Stock might have the effect of discouraging any attempt by a person or entity, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company since the issuance of such additional shares could dilute the Common Stock ownership of such person or entity. The Company is not aware of any such action that may be proposed or pending.

        The Board recommends that the first paragraph of Article III of the Company's Articles of Incorporation be amended and restated to read as follows:

               The aggregate number of shares of all classes of capital stock which this Corporation shall have authority to issue is One Hundred and One Million (101,000,000), consisting of (i) One Hundred Million (100,000,000) shares of common stock, par value $0.01 per share (the "Common

        Stock"), and (ii) One Million (1,000,000) shares of preferred stock, par value $0.01 per share (the "Preferred Stock").

        A copy of the entire text of Article III of the Articles of Incorporation, amended as proposed herein, is provided herewith as Exhibit A to this Proxy Statement. The bold face portions of the first paragraph of Article III, as set forth in Exhibit A, reflect the changes in the Company's Articles of Incorporation that will result from the approval of this proposed amendment at the Annual Meeting.

        If the amendment to the Articles of Incorporation is approved at the Annual Meeting, it will become effective upon the filing of the amendment with the Secretary of State of the State of Florida, which is expected to be accomplished as promptly as practicable after such approval is obtained.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THIS PROPOSAL TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

        The firm of Coopers & Lybrand served as the Company's independent public accountants for the fiscal year ended December 31, 1995. The Board of Directors has selected Coopers & Lybrand as the Company's independent public accountants for the fiscal year ending December 31, 1996. One or more representatives of Coopers & Lybrand are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.


                                 OTHER BUSINESS

        The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.


                         INFORMATION CONCERNING SHAREHOLDER PROPOSALS

        A shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 1997 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's principal executive offices no later than December 28, 1996.

                                         By Order Of The Board of Directors


                                         MITCHELL RUBINSON
                                         CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                                         OFFICER AND PRESIDENT

Miami Beach, Florida
July 24, 1996

                                                                      EXHIBIT A

                                   ARTICLE III

                                  CAPITAL STOCK

        The aggregate number of shares of all classes of capital stock that this Corporation shall have authority to issue is ONE HUNDRED AND ONE MILLION (101,000,000) shares, consisting of (i) ONE HUNDRED MILLION (100,000,000) shares of common stock, par value $0.01 per share (the "Common Stock"), and (ii) one million (1,000,000) shares of preferred stock, par value $0.01 per share (the "Preferred Stock").

        The designations and the preferences, limitations and relative rights of the Preferred Stock and the Common Stock are as follows:

        A.     PROVISIONS RELATING TO THE PREFERRED STOCK.

               1. GENERAL. The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations and restrictions thereof as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the Board of Directors as hereinafter prescribed.

               2. PREFERENCES. Subject to the rights of the holders of the Corporation's common stock, as set forth in Section B of this Article III, authority is hereby expressly granted to and vested in the Board of Directors to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, to determine and take necessary proceedings fully to effect the issuance and redemption of any such Preferred Stock, and, with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

                      a. whether or not the class or series is to have voting rights, full or limited, or is to be without voting rights;

                      b. the number of shares to constitute the class or series and the designations thereof;

                      c. the preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;

                      d. whether or not the shares of any class or series shall be redeemable and if redeemable the redemption price or prices, and the time or times at which and the terms and conditions upon which such shares shall be redeemable and the manner of redemption;

                      e. whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking fund or funds be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

                      f. the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of the dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

                      g. the preferences, if any, and the amounts thereof that the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

                      h. whether or not the shares of any class or series shall be convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

                      i. such other special rights and protective provisions with respect to any class or series as the Board of Directors may deem advisable.

        The shares of each class or series of the Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects. The Board of Directors may increase the number of shares of Preferred Stock designated for any existing class or series by a resolution, adding to such class or series authorized and unissued shares of Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution, subtracting from such series unissued shares of the Preferred Stock designated for such class, or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

        B.     PROVISIONS RELATING TO THE COMMON STOCK.

               1. VOTING RIGHTS. Except as otherwise required by law or as may be provided by the resolutions of the Board of Directors authorizing the issuance of any class or series of the Preferred Stock, as hereinabove provided, all rights to vote and all voting power shall be vested exclusively in the holders of the Common Stock.

               2. DIVIDENDS. Subject to the rights of the holders of the Preferred Stock, the holders of the Common Stock shall be entitled to receive when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise.

               3. LIQUIDATING DISTRIBUTIONS. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock shall have been paid in full the amounts to which they shall be entitled (if any) or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests to the exclusion of the holders of the Preferred Stock.

        C.     POSSIBLE REQUIRED DISPOSITION OR REDEMPTION OF COMMON STOCK.

               1. If (a) any competitor (a "Competitor") of Domino's Pizza International, Inc. ("Domino's") owns of record or is the beneficial owner of more than 5% of the outstanding shares of the Common Stock of the Corporation, and (b) the Corporation's Board of Directors, in its sole judgment and discretion, determines that, as a result thereof, the continued ownership of the Common Stock by such Competitor could have a material adverse impact on the business, financial condition or results of operations of the Corporation, the Corporation shall have the right, but not the obligation, to (i) require the Competitor to dispose of such amount of the shares of Common Stock held of record or owned beneficially by the Competitor as the Corporation's Board of Directors, in its sole judgment and discretion, determines, or (ii) to redeem from the Competitor such amount of the shares of Common Stock held of record or owned beneficially by the Competitor as the Company's Board of Directors, in its sole judgment and discretion, determines (the occurrence of any such event and determination being hereinafter referred to as a "Disposition Determination"). The shares of Common Stock that the Corporation requires the Competitor to dispose of or that the Corporation elects to redeem are referred to hereinafter as the "Disposition Shares."
                                       2

Although the Corporation's Board of Directors is entitled to consult with Domino's and such other individuals as are desirable or necessary to make an informed decision, the determination of whether or not a Competitor of the Corporation is a Competitor of Domino's will be made by the Corporation's Board of Directors in its sole judgment and discretion.

               2. A Competitor will be required to dispose of all Disposition Shares within 30 days after the Corporation notifies the Competitor of a Disposition Determination (the "Disposition Determination Notice"), and beginning on the 30th day after the day on which the Corporation notifies a Competitor of a Disposition Determination, the Corporation will have the option, upon notice to the Competitor (the "Notice of Redemption"), to redeem at any time, or from time to time until the Disposition Determination is revoked, any or all Disposition Shares in a form of consideration permitted in Paragraph 4 hereof, at the price per share which is the lower of (a) the fair market value of a share of Common Stock on the day the Corporation notifies the Competitor of the Disposition Determination, or (b) the fair market value of a share of Common Stock on the day the Corporation notifies the Competitor of the Corporation's election to redeem the stock (the "Redemption Price"). For the purposes of this
Article III, Section C, (i) the fair market value of a share of Common Stock on a day will be the last reported price at which the Common Stock is traded on that day on the principal market for the Common Stock (whether that is a stock exchange, an automated quotation system or another organized market) or if the Common Stock is not traded in an organized market, the fair market value of a share of the Common Stock as determined in good faith by the Corporation's Board of Directors, based upon an evaluation provided by an investment banking firm or other expert in valuing securities selected by the Board of Directors, and (ii) a Disposition Determination Notice or a Notice of Redemption will be deemed given to a Competitor two (2) days after the day when it is mailed by first class mail to the Competitor at the address shown on the stock records of the Corporation, or, if the Competitor is a beneficial but not a record owner of stock of the Corporation, at any address of the Competitor shown on any report or other document filed with the Securities and Exchange Commission or any successor to that agency, or at the address shown on the stock records of the Corporation of any record owner of any stock of the Corporation of which the Competitor is a beneficial owner. The Corporation will be entitled to injunctive relief in any court of competent jurisdiction to enforce the provisions of this
Article III, Section C and each holder of Common Stock will be deemed to have acknowledged by acquiring or retaining Common Stock that failure to comply with this Article III, Section C will expose the Corporation to irreparable injury for which there is no adequate remedy at law and that the Corporation is entitled to injunctive relief to enforce the provisions of this Article III, Section C.

               3. Upon the occurrence of a Disposition Determination, the Corporation shall send a Disposition Determination Notice to the Competitor or Competitors affected. The Disposition Determination Notice shall, (i) state that the Disposition Determination has been made and contain a brief description of the conditions that triggered the Disposition Determination; (ii) state that in accordance with the terms and provisions of this Article III, Section C, the Competitor must dispose of all Disposition Shares within 30 days after receipt of this notice (as receipt is described in this Article III, Section C), and that beginning on the 30th day after receipt of this notice the Corporation may exercise its right to redeem any or all of the Disposition Shares and (iii) state that if the Corporation exercises its right to redeem any or all of the Competitor's shares it will provide the Competitor with a Notice of Redemption, which notice shall (a) specify the date on which the closing of the redemption shall take place (the "Closing Date"); (b) set forth the Redemption Price and the manner in which the Redemption Price will be paid; and (c) describe any documents which must be executed and delivered and any other action which the Corporation will require of the Competitor in connection with the redemption.

               4. The "Redemption Price" per share shall be the price determined pursuant to the provisions of paragraph 2 of this Article III, Section C. On the Closing Date, the Corporation shall pay the Redemption Price in the following form and manner: (i) delivery of the full amount of the Redemption Price to the subject Competitor in cash or immediately available funds; or (ii) delivery to the Competitor of a promissory note of the Corporation in favor of the Competitor in the principal amount of the Redemption Price; or (iii) delivery to the Competitor of a combination of cash and a promissory note in the aggregate amount of the Redemption Price. If the Corporation elects to pay all or a portion of the Redemption Price by promissory note, such promissory note shall bear interest at the prime rate reported in the "Money Rates" section of the Wall Street Journal on the fifth business day preceding the Closing Date, such interest to be payable monthly in cash. The principal of such promissory note shall be payable in one single payment on the maturity date of such promissory note, which maturity date shall be the fifth anniversary date of the promissory note or, if earlier, such date, if any, established by applicable statute or regulation as the latest permissible maturity date that will permit such promissory note not to be deemed an impermissible investment interest in the Corporation. On the Closing Date, the Competitor shall deliver to the Corporation the certificate or certificates for the Disposition Shares being redeemed, a stock power duly executed by the Competitor and such other documents as the Corporation deems reasonably necessary or desirable to effect the intentions of this Article.

                                 QPQ CORPORATION
                          1000 LINCOLN ROAD, SUITE 206
                           MIAMI BEACH, FLORIDA 33139

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

                                  COMMON STOCK

        The undersigned holder of Common Stock of QPQ Corporation, a Florida corporation (the "Company"), hereby appoints Mitchell Rubinson and Dr. Kenneth Farero, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the 1996 Annual Meeting of Shareholders of the Company, to be held on Monday, August 19, 1996, at 9:00 a.m., local time, at the Cheeca Lodge in Islamorada, Florida, and at any adjournment(s) or postponement(s) thereof.

        The Board of Directors unanimously recommends a vote FOR the election of all the director nominees listed in proposal (1) below and FOR the approval of proposal (2) below.

(1) Election of Mitchell Rubinson, Dr. Kenneth Farero and Dr. Mark Rabinowitz as directors of the Company.

        [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominee(s) (if any).

            ------------------------------------------------------------------

        [ ] VOTE WITHHELD from all nominees.

(2) Proposal to approve the increase of the number of authorized shares of the Company's Common Stock from 10,000,000 to 100,000,000 shares by amending the Company's Articles of Incorporation.

                     [ ]  FOR     [ ]  AGAINST    [ ] ABSTAIN

(3) Upon such other matters as may properly come before the Annual Meeting and any adjournments thereof.



                               (SEE REVERSE SIDE)

                           (CONTINUED FROM OTHER SIDE)


            In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED IN PROPOSAL (1) ABOVE AND "FOR" THE APPROVAL OF PROPOSAL (2).

        The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1995 Annual Report on Forms 10-KSB and 10-KSB/A.


                                        Dated:_________________________, 1996

                                        ----------------------------------------
                                                     (Signature)

                                        ----------------------------------------
                                              (Signature if held jointly)


                                        IMPORTANT: Please sign exactly as your
                                        name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        PLEASE MARK, SIGN AND DATE THIS PROXY
                                        CARD AND PROMPTLY RETURN IT IN THE
                                        ENVELOPE PROVIDED. NO POSTAGE NECESSARY
                                        IF MAILED IN THE UNITED STATES.

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